                                                                     EXHIBIT 4.1


                                   eMachines

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                      COMMON STOCK

NUMBER______                                      SHARES______


                                                  CUSIP 29076P 10 2
                                                  SEE REVERSE FOR CERTAIN
                                                  DEFINITIONS

THIS CERTIFIES THAT _________________________________


is the record holder of ___________


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.0000125 PAR VALUE PER SHARE, OF

________________________________eMachines,Inc.__________________________________

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Cerficiate properly endorsed. This cerificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:_____________

/s/ Stephen Dukker    [eMachines, Inc. Corporate Seal]    /s/ Steven H. Miller
President                                                 Secretary
                                eMachines, Inc.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                             UNIF GIFT MIN ACT - ..........Custodian.......
TEN ENT - as tenants by the entireties                                    (Cust)               (Minor)
JT TEN  - as joint tenants with right of                               under Uniform Gifts to Minors
          survivorship and not as tenants                              Act...............................
          in common                                                                 (State)

                                                           UNIF TRF MIN ACT -.......Custodian (until age)
                                                                          (Cust)
                                                                   ...........under Uniform Transfers
                                                                   (Minor)
                                                                   to Minors Act.........................
                                                                                    (State)

                      Additional abbreviations may also be used though not in the above list.

For Value received, _______________________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________

________________________________________________________________________________

   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                    ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  __________________________

                                    X __________________________________________

                                    X __________________________________________

                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By_______________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17A-d-15.

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